                                                                    Exhibit 99.2
                             [Bank of America Logo]

                            Supplemental Information
                               Fourth Quarter 2001



                                January 22, 2002

This information is preliminary and based on company data available at the time of the presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America's reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC's website (www.sec.gov) or at Bank of America's website (www.bankofamerica.com). Bank of America's future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America
Consolidated Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions, except per share information; shares in thousands)
                                              Year-to-        Year-to-    Fourth      Third      Second       First        Fourth
                                                Date            Date      Quarter     Quarter    Quarter      Quarter      Quarter
                                                2001            2000       2001        2001       2001         2001          2000
                                           -----------------------------------------------------------------------------------------
Operating Basis (1)

Income statement (taxable-equivalent basis)

Total revenue                                 $ 34,981      $ 33,253     $ 8,903     $ 8,719    $ 8,858      $ 8,501       $ 8,086
Provision for credit losses                      3,892         2,535       1,401         856        800          835         1,210
Gains (losses) on sales of securities              475            25         393          97         (7)          (8)            2
Other noninterest expense                       19,404        18,083       5,324       4,606      4,821        4,654         4,637
Income tax expense                               4,118         4,797         514       1,263      1,207        1,134           856
Net income                                       8,042         7,863       2,057       2,091      2,023        1,870         1,385
Average diluted common shares issued
   and outstanding                           1,625,654     1,664,929   1,602,886   1,634,063  1,632,964    1,631,099     1,638,863

Diluted earnings per common share                $4.95        $ 4.72      $ 1.28      $ 1.28     $ 1.24       $ 1.15        $ 0.85

Performance ratios

Return on average assets                          1.24 %        1.17 %      1.25 %      1.29 %     1.24 %       1.17 %        0.81 %
Return on average common shareholders' equity    16.53         16.70       16.70       16.87      16.67        15.86         11.57
Efficiency ratio                                 55.47         54.38       59.80       52.82      54.44        54.73         57.35
Shareholder value added                        $ 3,087       $ 3,081       $ 793       $ 824        791    $     679       $   164

Cash basis financial data (2)
Earnings                                         8,920         8,727       2,270       2,310      2,246        2,093         1,599
Diluted earnings per common share                 5.49          5.24        1.42        1.41       1.38         1.28          0.98
Return on average assets                          1.37 %        1.30 %      1.38        1.43 %     1.37 %       1.31 %        0.94 %
Return on average common shareholders' equity    18.34         18.54       18.43       18.64      18.52        17.75         13.36
Efficiency ratio                                 52.96         51.78       57.40       50.32      51.92        52.11         54.70
------------------------------------------------------------------------------------------------------------------------------------

As Reported

Income statement (taxable-equivalent basis)

Total revenue                                 $ 34,981      $ 33,253     $ 8,903     $ 8,719    $ 8,858      $ 8,501       $ 8,086
Provision for credit losses                      4,287         2,535       1,401       1,251        800          835         1,210
Gains (losses) on sales of securities              475            25         393          97         (7)          (8)            2
Business exit costs                              1,305             -           -       1,305          -            -             -
Restructuring charges                                -           550           -           -          -            -             -
Other noninterest expense                       19,404        18,083       5,324       4,606      4,821        4,654         4,637
Income tax expense                               3,668         4,593         514         813      1,207        1,134           856
Net income                                       6,792         7,517       2,057         841      2,023        1,870         1,385

Diluted earnings per common share                 4.18          4.52        1.28        0.51       1.24         1.15          0.85
Cash dividends paid per common share              2.28          2.06        0.60        0.56       0.56         0.56          0.56

Performance ratios

Return on average assets                          1.05 %        1.12 %      1.25 %      0.52 %     1.24 %       1.17 %        0.81 %
Return on average common shareholders' equity    13.96         15.96       16.70        6.78      16.67        15.86         11.57
Net interest yield                                3.68          3.20        3.95        3.78       3.61         3.39          3.21
Book value per share                            $31.07       $ 29.47     $ 31.07     $ 31.66    $ 30.75      $ 30.47       $ 29.47

Cash basis financial data (2)
Earnings                                         7,670         8,381       2,270       1,060      2,246        2,093         1,599
Diluted earnings per common share                 4.72          5.03        1.42        0.65       1.38         1.28          0.98
Return on average assets                          1.18 %        1.25 %      1.38 %      0.65 %     1.37  %      1.31 %        0.94 %
Return on average common shareholders' equity    15.77         17.80       18.43        8.55      18.52        17.75         13.36
------------------------------------------------------------------------------------------------------------------------------------



Market price per share of common stock:

High for the period                             $65.54       $ 61.00     $ 64.99     $ 65.54    $ 62.18      $ 55.94       $ 54.75
Low for the period                               45.00         36.31       52.10       50.25      48.65        45.00         36.31
Closing price                                    62.95         45.88       62.95       58.40      60.03        54.75         45.88
Market capitalization                           98,158        74,033      98,158      92,396     96,116       87,709        74,033

Number of banking centers                        4,268         4,390       4,268       4,274      4,275        4,339         4,390
Number of ATM's                                 13,136        12,921      13,136      13,009     12,883       12,866        12,921
Full-time equivalent employees                 142,670       142,724     142,670     143,824    144,287      143,584       142,724

(1) Operating basis excludes the following: provision for credit losses of $395 million and noninterest expense of $1.3 billion related to the exit of certain consumer finance businesses in the third quarter of 2001 and restructuring charges of $550 million in the third quarter of 2000.

(2) Cash basis calculations exclude goodwill and other intangible amortization expense.

Certain prior period amounts have been reclassified to conform to current period classifications.

                                Business Segment
                          Cash Basis Operating Earnings
                                Year-to-Date 2001
                              (Dollars in millions)


  [GRAPHIC]

   Business Segment
 ------------------------------------------------------------------
 ------------------------------------------------------------------


 Consumer & Commercial Banking                $ 5,479          61%
 Asset Management                               $ 578           6%
 Global Corporate & Investment Banking        $ 2,022          23%
 Equity Investments                             $ (84)         (1%)
 Corporate Other                                $ 925          11%
                                            -----------------------
                                              $ 8,920         100%
                                            =======================



  [GRAPHIC]

        Consumer & Commercial Banking
----------------------------------------------
----------------------------------------------


Banking Regions              $3,108       57%
Consumer Products            $1,447       26%
Commercial Banking            $ 924       17%
                          --------------------
Total CCB                    $5,479      100%
                          ====================

       [GRAPHIC]

  Global Corporate & Investment Banking
 -------------------------------------------------
 -------------------------------------------------


 Global Investment Banking           $932     46%
 Global Credit Products              $766     38%
 Global Treasury Services            $324     16%
                                 -----------------
 Total GCIB                        $2,022    100%
                                 =================


                                          Consumer and Commercial Banking Segment

                                       Consumer and Commercial Banking Segment Results
------------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions)
                                        Year-to-Date                                            Quarterly
                                  ------------------------                         ------------------------------------------------
Key Measures (1)                      2001         2000                    4 Qtr 01    3 Qtr 01    2 Qtr 01    1 Qtr 01    4 Qtr 00
-------------                     -----------   ----------               -----------  ----------  ----------  ----------  ----------
Total Revenue                         $21,372      $19,976                   $5,634      $5,372      $5,291      $5,075      $5,138
Provision for Credit Losses             1,802        1,111                      573         433         387         409         328
Net Income                              4,842        4,551                    1,241       1,252       1,217       1,132       1,155
Shareholder Value Added                 3,165        2,830                      821         828         800         716         729
Cash Basis Earnings                     5,479        5,200                    1,399       1,411       1,377       1,292       1,316
Return on Average Equity                 25.1%        23.0%                    25.7%       25.7%       25.4%       23.6%       23.6%
Cash Basis Return on Average Equity      28.4         26.3                     29.0        29.0        28.7        26.9        26.9
Efficiency Ratio                         54.7         56.7                     54.7        53.8        54.9        55.3        55.7
Cash Basis Efficiency Ratio              51.7         53.5                     51.9        50.8        51.9        52.1        52.6

Selected Average Balance

Sheet Components
------------------
Total Loans and Leases               $181,900     $173,870                 $182,888    $182,792    $182,413    $179,457    $177,245
Total Deposits                        266,049      256,805                  273,264     266,351     264,674     259,756     257,846
Total Earning Assets                  264,281      256,044                  270,931     265,507     263,607     257,405     255,766

Period end (in billions)
----------
Mortgage Servicing Portfolio           $320.8       $335.9                   $320.8      $338.4     $337.3       $337.3      $335.9


------------------------------------------------------------------------------------------------------------------------------------

                                       Consumer and Commercial Banking Sub-Segment Results
------------------------------------------------------------------------------------------------------------------------------------

                                        Year-to-Date                                            Quarterly
                                  ------------------------                         ------------------------------------------------
Key Measures (1)                      2001         2000                    4 Qtr 01    3 Qtr 01    2 Qtr 01    1 Qtr 01    4 Qtr 00
-------------                     -----------   ----------               -----------  ----------  ----------  ----------  ----------
Banking Regions
---------------
Total Revenue                         $12,427      $12,134                   $3,209      $3,160      $3,093      $2,965      $3,139
Shareholder Value Added                 1,767        1,693                      438         489         443         397         467
Cash Basis Earnings                     3,108        3,056                      774         824         779         731         804
Cash Basis Efficiency Ratio              58.5%        58.1%                    59.1%       57.0%       58.6%       59.2%       56.5%

Consumer Products
-----------------
Total Revenue                          $5,320       $4,204                   $1,486      $1,318      $1,291      $1,225      $1,105
Shareholder Value Added                 1,012          649                      302         233         243         234         191
Cash Basis Earnings                     1,447        1,077                      413         344         351         339         296
Cash Basis Efficiency Ratio              40.1%        47.7%                    37.5%       40.2%       41.4%       41.7%       48.1%

Commercial Banking
------------------
Total Revenue                          $3,625       $3,638                     $939        $894        $907        $885        $894
Shareholder Value Added                   386          488                       81         106         114          85          71
Cash Basis Earnings                       924        1,067                      212         243         247         222         216
Cash Basis Efficiency Ratio              45.6%        44.7%                    50.3%       44.9%       44.1%       42.8%       44.5%
------------------------------------------------------------------------------------------------------------------------------------
(1) Cash basis calculations exclude goodwill and other intangible amortization expense.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.




                                                     Asset Management Segment

                                                 Asset Management Segment Results
------------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions)

                                        Year-to-Date                                            Quarterly
                                  ------------------------                         ------------------------------------------------
Key Measures (1)                      2001         2000                    4 Qtr 01    3 Qtr 01    2 Qtr 01    1 Qtr 01    4 Qtr 00
-------------                     -----------   ----------               -----------  ----------  ----------  ----------  ----------
Total Revenue                         $2,474       $2,467                      $625        $609        $631        $609        $620
Provision for Credit Losses              121           47                        34          16          63           8          38
Net Income                               521          589                       132         148         113         128         122
Shareholder Value Added                  312          421                        78          96          61          77          80
Cash Basis Earnings                      578          619                       147         162         127         142         130
Return on Average Equity                23.6%        35.7%                     23.7%       26.8%       20.4%       23.4%       29.5%
Cash Basis Return on Average Equity     26.1         37.5                      26.3        29.3        22.9        26.0        31.4
Efficiency Ratio                        62.2         59.3                      62.0        59.5        62.5        64.8        61.4
Cash Basis Efficiency Ratio             59.9         58.0                      59.7        57.2        60.2        62.5        60.2

Selected Average Balance

Sheet Components
----------------
Total Loans and Leases               $24,381      $22,729                  $24,537      $24,631     $24,352     $23,994     $24,003
Total Deposits                        11,897       11,338                   11,936       11,837      11,999      11,813      11,323
Total Earning Assets                  25,457       23,800                   25,285       25,820      25,563      25,156      25,108

Period end (in billions)
----------
Assets under Management               $314.2       $278.1                   $314.2       $281.8      $290.8      $286.9      $278.1
Client Brokerage Assets                 99.4         99.5                     99.4         93.6       101.9        97.3        99.5
Assets in Custody                       46.9         48.5                     46.9         43.1        49.6        49.5        48.5
                                  -----------   ----------               -----------  ----------  ----------  ----------  ----------
  Total Client Assets                  460.5        426.1                    460.5        418.5       442.3       433.7       426.1
------------------------------------------------------------------------------------------------------------------------------------

(1) Cash basis calculations exclude goodwill and other intangible amortization expense.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

                 Global Corporate and Investment Banking Segment

            Global Corporate and Investment Banking Segment Results
====================================================================================================================================
(Dollars in millions)
                                               Year-to-Date                                 Quarterly

                                          --------------------     ------------------------------------------------------------
Key Measures (1)                            2001        2000       4 Qtr 01     3 Qtr 01    2 Qtr 01     1 Qtr 01     4 Qtr 00
-------------                             --------     -------     --------     --------    --------     --------     ---------
Total Revenue                               $9,231     $8,169       $2,286       $2,210      $2,355       $2,380       $1,832
Provision for Credit Losses                  1,275        751          494          285         252          244          480
Net Income                                   1,879      1,759          412          476         454          537           90
Shareholder Value Added                        644        336          124          168         139          213         (260)
Cash Basis Earnings                          2,022      1,897          448          512         490          572          124
Return on Average Equity                      16.4%      13.5%        15.3%        16.6%       15.5%        17.9%         2.8 %
Cash Basis Return on Average Equity           17.6       14.6         16.6         17.9        16.7         19.1          3.9
Efficiency Ratio                              55.9       59.1         56.4         53.7        58.8         54.4         70.1
Cash Basis Efficiency Ratio                   54.3       57.4         54.8         52.1        57.2         53.0         68.2

Selected Average Balance

Sheet Components
----------------
Total Loans and Leases                     $80,739    $94,391      $70,065      $76,643     $84,958      $91,570      $94,781
Total Deposits                              66,983     68,364       66,076       68,472      67,439       65,927       68,289
Total Earning Assets                       191,515    189,308      184,767      190,149     195,697      195,583      192,940
====================================================================================================================================


  Global Corporate and Investment Banking Sub-Segment Results
====================================================================================================================================

                                              Year-to-Date                                    Quarterly
                                       ------------------------    --------------------------------------------------------------
Key Measures (1)                         2001          2000           4 Qtr 01     3 Qtr 01     2 Qtr 01    1 Qtr 01    4 Qtr 00
-------------                          ---------     ---------     ------------   ----------  ---------- ----------  ------------
Global Investment Banking
-------------------------
Total Revenue                            $4,846        $4,132           $1,120       $1,064      $1,284     $1,378        $843
Shareholder Value Added                     512           374               67           98         118        229         (50)
Cash Basis Earnings                         932           778              171          208         223        330          49
Cash Basis Efficiency Ratio                69.9 %        72.6 %           76.0 %       69.8 %      72.6 %     62.7 %      94.4 %

Global Credit Products
----------------------
Total Revenue                            $2,845        $2,671             $754         $746        $694       $651        $650
Shareholder Value Added                    (127)         (208)             (21)          (9)        (35)       (62)       (238)
Cash Basis Earnings                         766           887              183          208         195        180          32
Cash Basis Efficiency Ratio                20.6 %        23.5 %           17.8 %       20.6 %      22.6 %     21.6 %      27.0 %

Global Treasury Services
------------------------
Total Revenue                            $1,540        $1,366             $412         $400        $377       $351        $339
Shareholder Value Added                     259           170               78           79          56         46          28
Cash Basis Earnings                         324           232               94           96          72         62          43
Cash Basis Efficiency Ratio                67.4 %        77.6 %           64.8 %       63.8 %      68.9 %     73.0 %      81.8 %
====================================================================================================================================

(1) Cash basis calculations exclude goodwill and other intangible amortization expense.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

                                                Equity Investments Segment

                                             Equity Investments Segment Results
====================================================================================================================================
(Dollars in millions)
                                                  Year-to-Date                                Quarterly
                                             ----------------------   ---------------------------------------------------------
Key Measures (1)                               2001          2000     4 Qtr 01    3 Qtr 01   2 Qtr 01      1 Qtr 01   4 Qtr 00
-------------                                ---------     --------   ---------   ---------  ---------     ---------  ---------



Total Revenue                                     $32        $868        ($96)       ($55)       $77          $106       ($89)
Provision for Credit Losses                         8           4           8           -          -             -          1
Net Income                                        (94)        461         (93)        (57)        19            37        (73)
Shareholder Value Added                          (363)        241        (157)       (128)       (51)          (27)      (136)
Cash Basis Earnings                               (84)        472         (92)        (54)        22            40        (70)
Return on Average Equity                         (4.0)%      24.0%      (16.4)%      (9.4)%      3.1 %         6.6 %    (13.6)%
Cash Basis Return on Average Equity              (3.6)       24.6       (16.0)       (9.0)       3.5           7.1      (13.1)
Efficiency Ratio                                  n/m        12.9       (47.4)      (73.0)      64.2          45.2      (33.3)
Cash Basis Efficiency Ratio                       n/m        11.7       (44.7)      (68.2)      60.8          42.7      (30.3)

Selected Average Balance

Sheet Components
----------------
Total Loans and Leases                           $476        $436        $444        $468       $491          $504       $462
Total Deposits                                     13          14           -           -         15            37         19
Total Earning Assets                              489         456         453         489        513           504        473

Period end
----------
Investment Balances for Principal Investing    $5,376      $5,171      $5,376      $5,483     $5,399        $5,256     $5,171
===================================================================================================================================


(1) Cash basis calculations exclude goodwill and other intangible amortization expense.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.


                                            Corporate Other (1)

                           Corporate Other Segment Results - Operating Basis (2)
======================================================================================================================
(Dollars in millions)
                                    Year-to-Date                                       Quarterly
                            ----------------------     ---------------------------------------------------------------
Key Measures (3)              2001          2000        4 Qtr 01      3 Qtr 01    2 Qtr 01       1 Qtr 01     4 Qtr 00
-------------               ----------    --------     ---------    ----------   ---------      ---------    ---------
Total Revenue                   $1,872      $1,773          $454          $583        $504           $331         $585
Provision for Credit Losses        686         622           292           122          98            174          363
Operating Net Income               894         503           365           272         220             36           91
Shareholder Value Added           (671)       (747)          (73)         (140)       (158)          (300)        (249)
Cash Basis Earnings                925         539           368           279         230             47           99

Selected Average Balance

Sheet Components
----------------
Total Loans and Leases         $77,951    $101,196       $55,420       $73,192     $91,286        $92,365     $103,058
Total Deposits                  17,711      16,773        16,895        16,668      19,222         18,084       20,077
Total Earning Assets           141,796     179,201       143,546       139,656     142,878        141,101      176,220
=======================================================================================================================

 (1) Corporate Other consists primarily of the functions associated with managing the interest rate risk of the Corporation and Consumer Special Assets which includes certain consumer finance businesses being liquidated and certain residential mortgages originated by the mortgage group (not from retail branch originations).

(2) Operating basis excludes the following: provision for credit losses of $395 million and noninterest expense of $1.3 billion related to the exit of certain consumer finance businesses in the third quarter of 2001 and restructuring charges of $550 million in the third quarter of 2000.

(3) Cash basis calculations exclude goodwill and other intangible amortization expense.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

Bank of America Corporation

Consolidated Statement of Income - Operating Basis (1)
------------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions, except per share information; shares in thousands)
                                             Year-to-    Year-to-     Fourth       Third       Second        First         Fourth
                                              Date        Date        Quarter      Quarter     Quarter       Quarter       Quarter
                                              2001        2000        2001         2001        2001          2001          2000
                                          ------------------------  ---------------------------------------------------------------

Interest income

Interest and fees on loan and leases         $ 27,166    $ 31,818     $ 5,795      $ 6,511      $ 7,201      $ 7,659       $ 8,224
Interest and dividends on securities            3,706       5,006       1,075          891          894          846         1,177
Federal funds sold and securities purchased
  under agreements to resell                    1,414       2,354         253          321          405          435           551
Trading account assets                          3,623       2,725         911          930          936          846           751
Other interest income                           2,384       1,262         771          669          489          455           434
                                          -------------  --------- -----------------------------------------------------------------
    Total interest income                      38,293      43,165       8,805        9,322        9,925       10,241        11,137
                                          -------------  --------- -----------------------------------------------------------------
Interest expense

Deposits                                        8,886      11,007       1,713        2,097        2,363        2,713         2,924
Short-term borrowings                           4,167       7,957         700          869        1,221        1,377         1,942
Trading account liabilities                     1,155         892         268          285          312          290           285
Long-term debt                                  3,795       4,960         707          867          999        1,222         1,322
                                          -------------  --------- -----------------------------------------------------------------
    Total interest expense                     18,003      24,816       3,388        4,118        4,895        5,602         6,473
                                          -------------- --------- -----------------------------------------------------------------
Net interest income                            20,290      18,349       5,417        5,204        5,030        4,639         4,664
Noninterest income

Consumer service charges                        2,866       2,654         746          712          714          694           706
Corporate service charges                       2,078       1,889         540          528          511          499           475
                                          -------------- --------- -----------------------------------------------------------------
    Total service charges                       4,944       4,543       1,286        1,240        1,225        1,193         1,181
                                          -------------- --------- -----------------------------------------------------------------
Consumer investment and brokerage services      1,546       1,466         382          386          399          379           358
Corporate investment and brokerage services       566         463         151          142          137          136           123
                                          -------------- --------- -----------------------------------------------------------------
    Total investment and brokerage services     2,112       1,929         533          528          536          515           481
                                          -------------- --------- -----------------------------------------------------------------
Mortgage banking income                           593         512         167          109          196          121           146
Investment banking income                       1,579       1,512         473          305          455          346           366
Equity investment gains/(losses)                  291       1,054         (49)          22          171          147           (65)
Card income                                     2,421       2,229         629          618          601          573           595
Trading account profits (2)                     1,842       1,923         334          433          376          699           293
Other income                                      566         880          25          174          181          186           331
                                          -------------- --------- -----------------------------------------------------------------
    Total noninterest income                   14,348      14,582       3,398        3,429        3,741        3,780         3,328
                                          -------------- --------- -----------------------------------------------------------------

Total revenue                                  34,638      32,931       8,815        8,633        8,771        8,419         7,992

Provision for credit losses                     3,892       2,535       1,401          856          800          835         1,210

Gains/(losses) on sales of securities             475          25         393           97           (7)          (8)            2

Other noninterest expense

Personnel                                       9,829       9,400       2,590        2,304        2,534        2,401         2,257
Occupancy                                       1,774       1,682         465          448          428          433           434
Equipment                                       1,115       1,173         280          273          271          291           291
Marketing                                         682         621         166          165          174          177           223
Professional fees                                 564         452         153          144          141          126           154
Amortization of intangibles                       878         864         213          219          223          223           214
Data processing                                   776         667         224          175          187          190           172
Telecommunications                                484         527         116          121          128          119           136
Other general operating                         2,687       2,114         956          613          574          545           585
General administrative                            615         583         161          144          161          149           171
                                          -------------- --------- -----------------------------------------------------------------
    Total other noninterest expense            19,404      18,083       5,324        4,606        4,821        4,654         4,637
                                          -------------- --------- -----------------------------------------------------------------
Operating income before income taxes           11,817      12,338       2,483        3,268        3,143        2,922         2,147
Income tax expense                              3,775       4,475         426        1,177        1,120        1,052           762
                                          -------------- --------- -----------------------------------------------------------------
Operating net income                          $ 8,042     $ 7,863     $ 2,057      $ 2,091      $ 2,023      $ 1,870       $ 1,385
                                          -------------- --------- -----------------------------------------------------------------
Operating income available to common
    shareholders                                8,037       7,857       2,056        2,089        2,022        1,869         1,383
                                          -------------- --------- -----------------------------------------------------------------
Per share information

Operating earnings per common share              5.04        4.77        1.31         1.31         1.26         1.16          0.85
                                          -------------- --------- -----------------------------------------------------------------
Diluted operating earnings per
    common share                                 4.95        4.72        1.28         1.28         1.24         1.15          0.85
                                          -------------  --------- -----------------------------------------------------------------
Dividends per common share                       2.28        2.06        0.60         0.56         0.56         0.56          0.56
                                          -------------  --------- -----------------------------------------------------------------
Average common shares issued
    and outstanding                         1,594,957   1,646,398   1,570,083    1,599,692    1,601,537    1,608,890     1,623,721
                                          -------------  --------- -----------------------------------------------------------------
Average diluted common shares
    issued and outstanding                  1,625,654   1,664,929   1,602,886    1,634,063    1,632,964    1,631,099     1,638,863
                                          -------------  --------- -----------------------------------------------------------------
As reported

      Net income                              $ 6,792     $ 7,517     $ 2,057        $ 841      $ 2,023      $ 1,870       $ 1,385
      Net income available to
        common shareholders                     6,787       7,512       2,056          839        2,022        1,869         1,383
      Earnings per common share                  4.26        4.56        1.31         0.52         1.26         1.16          0.85
      Diluted earnings per common share          4.18        4.52        1.28         0.51         1.24         1.15          0.85

(1) Operating basis excludes the following: provision for credit losses of $395 million and noninterest expense of $1.3 billion related to the exit of certain consumer finance businesses in the third quarter of 2001 and restructuring charges of $550 million in the third quarter of 2000.

(2) Trading account profits for the first quarter of 2001 included the $83 million transition adjustment loss resulting from adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," on January 1, 2001.

Certain prior period amounts have been reclassified to conform to current period presentations.

Bank of America Corporation
Consolidated Balance Sheet
--------------------------------------------------------------------------------
(Dollars in millions)

                                                                           December 31           September 30            December 31
                                                                              2001                   2001                    2000
Assets
Cash and cash equivalents                                                    $ 26,837              $ 23,280                 $ 27,513
Time deposits placed and other short-term investments                           5,932                 4,629                    5,448
Federal funds sold and securities purchased under agreements to resell         28,108                26,450                   28,055
Trading account assets                                                         47,344                53,471                   43,041
Derivative assets                                                              22,147                23,816                   15,534
Securities:
  Available-for-sale                                                           84,450                74,815                   64,651
  Held-to-maturity                                                              1,049                 1,149                    1,187
------------------------------------------------------------------------------------------------------------------------------------
    Total securities                                                           85,499                75,964                   65,838
------------------------------------------------------------------------------------------------------------------------------------
Loans and leases                                                              329,153               339,018                  392,193
Allowance for credit losses                                                   (6,875)               (6,665)                  (6,838)
------------------------------------------------------------------------------------------------------------------------------------
    Loans and leases, net of allowance for credit losses                      322,278               332,353                  385,355
------------------------------------------------------------------------------------------------------------------------------------
Premises and equipment, net                                                     6,414                 6,372                    6,433
Interest receivable                                                             2,800                 3,355                    4,432
Mortgage banking assets                                                         3,886                 3,477                    3,762
Goodwill                                                                       10,854                11,028                   11,643
Core deposits and other intangibles                                             1,294                 1,330                    1,499
Other assets                                                                   58,371                74,580                   43,638
------------------------------------------------------------------------------------------------------------------------------------
    Total assets                                                            $ 621,764             $ 640,105                $ 642,191
------------------------------------------------------------------------------------------------------------------------------------

Liabilities
Deposits in domestic offices:
    Noninterest-bearing                                                     $ 112,064              $ 98,881                 $ 98,722
    Interest-bearing                                                          220,703               215,569                  211,978
Deposits in foreign offices:
    Noninterest-bearing                                                         1,870                 1,854                    1,923
    Interest-bearing                                                           38,858                43,566                   51,621
------------------------------------------------------------------------------------------------------------------------------------
      Total deposits                                                          373,495               359,870                  364,244
------------------------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold under agreements to repurchase     47,727                59,839                   49,411
Trading account liabilities                                                    19,452                22,575                   20,947
Derivative liabilities                                                         14,868                18,193                   22,402
Commercial paper                                                                1,558                 2,544                    6,955
Other short-term borrowings                                                    20,659                20,396                   35,243
Accrued expenses and other liabilities                                         27,459                40,369                   22,859
Long-term debt                                                                 62,496                61,213                   67,547
Trust preferred securities                                                      5,530                 4,955                    4,955
------------------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                         573,244               589,954                  594,563
------------------------------------------------------------------------------------------------------------------------------------
Shareholders' equity
Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and
     outstanding 1,514,478; 1,556,979 and 1,692,172 shares                         65                    67                       72
Common stock, $0.01 par value; authorized - 5,000,000,000 shares; issued and
     outstanding 1,559,297,220; 1,582,129,416 and 1,613,632,036 shares          5,076                 6,491                    8,613
Retained earnings                                                              42,980                41,857                   39,815
Accumulated other comprehensive income/(loss)                                     437                 1,731                    (746)
Other                                                                            (38)                     5                    (126)
------------------------------------------------------------------------------------------------------------------------------------
    Total shareholders' equity                                                 48,520                50,151                   47,628
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities and shareholders' equity                            $ 621,764             $ 640,105                $ 642,191
------------------------------------------------------------------------------------------------------------------------------------


Bank of America Corporation
Average Balances and Interest Rates - Taxable-Equivalent Basis
===================================================================================================================================
(Dollars in millions)
                                                                        Year-to-Date 2001                     Year-to-Date 2000
                                                                -------------------------------------------------------------------

                                                                            Interest                              Interest
                                                                Average     Income/      Yield/     Average       Income/     Yield/
                                                                Balance     Expense      Rate       Balance       Expense      Rate
Earning assets                                               ----------------------------------------------------------------------



   Time deposits placed and other short-term investments          $ 6,723      $ 318      4.73  %   $ 4,863        $ 336      6.91%
    Federal funds sold and securities purchased under
        agreements to resell                                       35,202      1,414      4.02       42,021        2,354      5.60
   Trading account assets                                          66,418      3,653      5.50       48,938        2,751      5.62
   Total securities (1)                                            60,372      3,761      6.23       84,211        5,111      6.07
   Loans and leases(2)
      Commercial - domestic                                       133,569      9,879      7.40      148,168       12,025      8.12
      Commercial - foreign                                         26,492      1,567      5.90       29,316        2,114      7.21
      Commercial real estate - domestic                            24,607      1,700      6.91       25,878        2,299      8.88
      Commercial real estate - foreign                                348         20      6.08          304           27      8.87
                                                             ----------------------------------   ---------------------------------
        Total commercial                                          185,016     13,166      7.12      203,666       16,465      8.08
                                                             ----------------------------------   ---------------------------------
      Residential mortgage                                         81,472      5,920      7.27       91,091        6,754      7.41
      Home equity lines                                            22,013      1,625      7.38       19,492        1,748      8.97
      Direct/Indirect consumer                                     39,528      3,025      7.65       41,476        3,446      8.31

      Consumer finance                                             18,555      1,683      9.07       24,395        2,160      8.85
      Bankcard                                                     16,641      1,879     11.29       10,279        1,241     12.07
      Foreign consumer                                              2,222        127      5.80        2,223          195      8.77
                                                             ----------------------------------   --------------------------------
        Total consumer                                            180,431     14,259      7.90      188,956       15,544      8.23
                                                             ----------------------------------   --------------------------------
            Total loans and leases                                365,447     27,425      7.50      392,622       32,009      8.15
                                                             ----------------------------------   ---------------------------------
   Other earning assets                                            26,154      2,065      7.90       10,812          926      8.57
                                                             ----------------------------------   ---------------------------------
            Total earning assets(3)                               560,316     38,636      6.90      583,467       43,487      7.45
                                                             ----------------------------------   ---------------------------------

Cash and cash equivalents                                          22,542                            24,766
Other assets, less allowance for credit losses                     66,689                            63,340
                                                             ----------------------------------   ---------------------------------
               Total assets                                      $649,547                          $671,573
                                                             ==================================   =================================
Interest-bearing liabilities
 Domestic interest-bearing deposits:
      Savings                                                     $20,208        213      1.05      $23,452          314      1.34
      NOW and money market deposit accounts                       114,657      2,498      2.18       99,927        2,941      2.94
      Consumer CDs and IRAs                                        74,458      3,853      5.17       77,409        4,205      5.43

      Negotiable CDs, public funds and other time deposits          5,848        290      4.96        7,626          481      6.31
                                                             ----------------------------------   --------------------------------
         Total domestic interest-bearing deposits                 215,171      6,854      3.19      208,414        7,941      3.81
                                                             ----------------------------------   ---------------------------------
   Foreign interest-bearing deposits(4)
      Banks located in foreign countries                           23,397      1,053      4.49       18,788        1,130      6.01
      Governments and official institutions                         3,615        152      4.21        8,922          513      5.75
      Time, savings, and other                                     22,940        827      3.62       26,024        1,423      5.47
                                                             ----------------------------------   --------------------------------
         Total foreign interest-bearing deposits                   49,952      2,032      4.07       53,734        3,066      5.71
                                                             ----------------------------------   ---------------------------------
            Total interest-bearing deposits                       265,123      8,886      3.35      262,148       11,007      4.20
                                                             ----------------------------------   -------------------------------
   Federal funds purchased, securities sold under agreements
         to repurchase and other short-term borrowings             92,476      4,167      4.51      131,492        7,957      6.05
   Trading account liabilities                                     29,995      1,155      3.85       23,843          892      3.74
   Long-term debt(5)                                               69,622      3,795      5.45       70,293        4,960      7.06
                                                             ----------------------------------   --------------------------------
            Total interest-bearing liabilities(6)                 457,216     18,003      3.94      487,776       24,816      5.09
                                                             ----------------------------------   ---------------------------------
Noninterest-bearing sources:
   Noninterest-bearing deposits                                    97,529                            91,146
   Other liabilities                                               46,124                            45,519
   Shareholders' equity                                            48,678                            47,132
                                                             ----------------------------------   -------------------------------

               Total liabilities and shareholders' equity        $649,547                          $671,573
                                                             ==================================   =================================
Net interest spread                                                                       2.96                                2.36
Impact of noninterest-bearing sources                                                      .72                                 .84
                                                             ----------------------------------   ---------------------------------
Net interest income/yield on earning assets                                  $20,633      3.68  %                $18,671      3.20 %
                                                             ==================================   ================================

(1) The average balance and yield on securities are based on the average of historical amortized cost balances.

(2) Nonperforming loans are included in the respective average loan balances. Income on such nonperforming loans is recognized on a cash basis.

(3) Taxable-equivalent basis adjustments of $343 and $322 were included in interest income for year-to-date 2001 and 2000, respectively. Interest income also includes the impact of interest rate risk management contracts, which increased (decreased) interest income by $978 million and ($48) million in 2001 and 2000, respectively. These amounts were substantially offset by corresponding decreases (increases) in the income earned on the underlying assets.

(4) Primarily consists of time deposits in denominations of $100,000 or more.

(5) Long-term debt includes trust preferred securities.

(6) Interest expense also includes the impact of interest rate risk management contracts, which (increased) decreased interest expense by $63 million and ($36) million in 2001 and 2000, respectively. These amounts were substantially offset by corresponding decreases (increases) in the interest paid on the underlying liabilities.

Bank of America Corporation
Average Balances and Interest Rates - Taxable-Equivalent Basis
------------------------------------------------------------------------------
(Dollars in millions)

                                          Fourth Quarter 2001                     Third Quarter 2001        Fourth Quarter 2000
                                 ---------------------------------     -------------------------------   -------------------------
                                               Interest                           Interest                          Interest
                                    Average     Income/    Yield/     Average     Income/      Yield/    Average    Income/   Yield/
                                   Balance     Expense     Rate       Balance     Expense       Rate     Balance    Expense     Rate
                                  ---------- ---------------------    -------- -------------  -------- -----------  --------- ------

Earning assets

   Time deposits placed
      and other short-term
      investments                    $ 7,255     $ 64       3.47%    $ 5,881        $ 71       4.84%      $ 5,663    $ 99      6.96%
    Federal funds sold and
        securities
        purchased under
        agreements to resell          38,825      253       2.60      36,133         321       3.54        37,936     551      5.79
   Trading account assets             67,535      920       5.43      68,258         937       5.46        53,251     758      5.68
   Total securities (1)               71,454    1,090       6.10      58,930         902       6.12        79,501   1,205      6.05
   Loans and leases(2)
      Commercial - domestic          121,399    2,138       6.99     129,673       2,343       7.17       147,336   3,034      8.19
      Commercial - foreign            23,789      278       4.63      25,267         353       5.54        30,408     560      7.32
      Commercial real estate
       - domestic                     23,051      316       5.45      24,132         395       6.50        27,220     622      9.09
      Commercial real estate
       - foreign                         375        4       4.49         366           5       5.78           264       6      8.44
                                    -----------------------------  ---------------------------------    ----------------------------

        Total commercial             168,614    2,736       6.44     179,438       3,096       6.85       205,228   4,222      8.18
                                    -----------------------------  ---------------------------------    ----------------------------

      Residential mortgage            78,366    1,385       7.05      80,526       1,457       7.22        92,679   1,733      7.47
      Home equity lines               22,227      340       6.07      22,115         394       7.06        21,117     483      9.11
      Direct/Indirect consumer        38,074      752       7.83      39,481         753       7.56        40,390     843      8.30
      Consumer finance                 5,324      127       9.55      16,358         359       8.77        25,592     570      8.91
      Bankcard                        18,656      498      10.58      17,632         493      11.11        12,295     384     12.43
      Foreign consumer                 2,093       21       4.02       2,176          28       5.28         2,248      48      8.49
                                    -----------------------------  ---------------------------------    ----------------------------

        Total consumer               164,740    3,123       7.54     178,288       3,484       7.78       194,321   4,061      8.34
                                    -----------------------------  ---------------------------------    ----------------------------

            Total loans and
             leases                  333,354    5,859       6.99     357,726       6,580       7.31       399,549   8,283      8.26
                                    -----------------------------  ---------------------------------    ----------------------------

   Other earning assets               36,782      707       7.67      30,180         597       7.89        14,828     335      9.00
                                    -----------------------------  ---------------------------------    ----------------------------

            Total earning
             assets(3)               555,205    8,893       6.37     557,108       9,408       6.72       590,728  11,231      7.58
                                    -----------------------------  ---------------------------------    ----------------------------

Cash and cash equivalents             23,182                          20,753                               23,458
Other assets, less allowance
   for credit losses                  73,410                          64,323                               63,272
                                    -----------------------------  ---------------------------------    ----------------------------

               Total assets         $651,797                        $642,184                             $677,458
                                    -----------------------------  ---------------------------------    ----------------------------

Interest-bearing liabilities
    Domestic interest-bearing deposits:

      Savings                       $ 20,132       42       0.83    $ 20,076          53       1.04      $ 22,454      80      1.42
      NOW and money market
       deposit accounts              121,758      426       1.39     116,638         588       2.00       101,376     788      3.09
      Consumer CDs and IRAs           71,895      898       4.96      73,465         918       4.95        78,298   1,105      5.62
      Negotiable CDs, public
         funds and other
         time deposits                 5,196       44       3.39       5,085          57       4.44         7,570     127      6.68
                                    -----------------------------  ---------------------------------    ----------------------------

         Total domestic
           interest-bearing
           deposits                  218,981    1,410       2.56     215,264       1,616       2.98       209,698   2,100      3.98
                                    -----------------------------  ---------------------------------    ----------------------------

   Foreign interest-bearing
       deposits(4)
      Banks located in foreign
       countries                      20,771      170       3.22      24,097         257       4.22        26,223     424      6.43
      Governments and official
          institutions                 2,965       20       2.74       3,533          35       3.90         5,884      61      4.14
      Time, savings, and other        21,858      113       2.06      23,847         189       3.16        24,064     339      5.62
                                    -----------------------------  ---------------------------------    ----------------------------

         Total foreign interest-
          bearing deposits            45,594      303       2.63      51,477         481       3.71        56,171     824      5.84
                                    -----------------------------  ---------------------------------    ----------------------------

            Total interest-
             bearing deposits        264,575    1,713       2.57     266,741       2,097       3.12       265,869   2,924      4.38
                                    -----------------------------  ---------------------------------    ----------------------------

   Federal funds purchased,
         securities sold under
         agreements to repurchase
         and other short-term
         borrowings                   87,291      700       3.18      89,042         869       3.87       122,680   1,942      6.30
   Trading account liabilities        29,921      268       3.55      30,913         285       3.66        27,548     285      4.13
    Long-term debt(5)                 68,141      707       4.15      67,267         867       5.15        73,041   1,322      7.24
                                    -----------------------------  ---------------------------------    ----------------------------

            Total interest-
              bearing
              liabilities(6)         449,928    3,388       2.99     453,963       4,118       3.61       489,138   6,473      5.27
                                    -----------------------------  ---------------------------------    ----------------------------

Noninterest-bearing sources:
   Noninterest-bearing deposits      103,596                          96,587                               91,685
   Other liabilities                  49,357                          42,432                               48,996
   Shareholders' equity               48,916                          49,202                               47,639
                                    -----------------------------  ---------------------------------    ----------------------------

               Total liabilities
                 and shareholders'
                 equity             $651,797                        $642,184                             $677,458
                                    -----------------------------  ---------------------------------    ----------------------------

Net interest spread                                         3.38                               3.11                            2.31
Impact of noninterest-bearing
   sources                                                   .57                                .67                             .90
                                    -----------------------------  ---------------------------------    ----------------------------

Net interest income/yield on
   earning assets                              $5,505      3.95%                  $5,290       3.78 %              $4,758      3.21%
                                    -----------------------------  ---------------------------------    ---------------------------

------------------
(1) The average balance and yield on securities are based on the average of historical amortized cost balances.

(2) Nonperforming loans are included in the respective average loan balances. Income on such nonperforming loans is recognized on a cash basis.

(3) Interest income includes taxable-equivalent basis adjustments of $88 and $86 in the fourth and third quarters of 2001 and $94 in the fourth quarter of 2000, respectively. Interest income also includes the impact of interest rate risk management contracts, which increased (decreased) interest income by $473 million and $284 million in the fourth and third quarters of 2001 and ($31) million in the fourth quarter of 2000, respectively. These amounts were substantially offset by corresponding decreases (increases) in the income earned on the underlying assets.

(4)  Primarily consists of time deposits in denominations of $100,000 or more.

(5)  Long-term debt includes trust preferred securities.

(6) Interest expense also includes the impact of interest rate risk management contracts, which (increased) decreased interest expense by ($40) million and $31 million in the fourth and third quarters of 2001 and ($7) in the fourth quarter of 2000, respectively. These amounts were substantially offset by corresponding decreases (increases) in the interest paid on the underlying liabilities.
                                                                              11


                                                 Average Managed Loans & Leases
                                                     (Dollars in millions)

                                                    4Q00           1Q01            2Q01            3Q01            4Q01
                                                 -----------    -----------     -----------     -----------     -----------
Commercial - Domestic                              $146,505       $145,054        $140,648        $131,939        $123,529
Commercial - Foreign                                 29,720         28,912          26,968          25,069          23,789
Commercial Real Estate - Domestic                    26,326         25,989          25,293          24,132          23,051
Commercial Real Estate - Foreign                        264            300             352             366             375
                                                 -----------    -----------     -----------     -----------     -----------
   Total Commercial                                  202,815        200,255         193,261         181,506         170,744
                                                 -----------    -----------     -----------     -----------     -----------
Residential Mortgage                                 73,201         72,482          76,670          78,872          80,423
Home Equity Lines                                    21,117         21,744          21,958          22,115          22,227
Direct/Indirect Consumer (1)                         39,532         39,839          39,885          39,601          38,498
Consumer Finance (1)                                  4,241          4,602           5,514           5,959           5,324
Bankcard                                             21,461         23,038          24,122          25,310          26,040
Consumer Foreign                                      2,248          2,330           2,291           2,176           2,093
                                                 -----------    -----------     -----------     -----------     -----------
  Total Consumer (1)                                161,800        164,035         170,440         174,033         174,605
                                                 -----------    -----------     -----------     -----------     -----------
    Total Managed Loans & Leases                   $364,615       $364,290        $363,701        $355,539        $345,349
                                                 ===========    ===========     ===========     ===========     ===========

Annualized Growth Rate from
   previous quarter by loan type:
 Total Commercial                                        (9) %          (5) %          (14) %          (24) %          (24)%
 Total Consumer (1)                                      10              6              16               8               1
    Total Managed Loans & Leases                         (1)             -              (1)             (9)            (11)

    by Business Segment:
      Consumer & Commercial Banking                                                                                      - %
      Asset Management                                                                                                  (2)
      Global Corporate & Investment Banking                                                                            (33)

(1) In the fourth quarter of 2001 consumer loans grew 6% from third quarter 2001, excluding the impact of our run-off portfolios (auto leasing and manufactured housing).

Loans are classified as domestic or foreign based upon the domicile of the borrower. Prior periods are restated for comparison (e.g. acquisitions, divestitures, sales and securitizations).

    Average Managed Loans & Leases

                                          [GRAPHIC]


                                                              4Q00           1Q01           2Q01          3Q01            4Q01

Commercial and commercial real estate - domestic              47 %           47 %           46 %          44 %            42 %
Commercial and commercial real estate - foreign                8              8              8             7               7
Residential mortgage                                          20             20             21            22              23
Bankcard                                                       6              6              7             7               8
Other consumer, home equity lines and consumer finance        19             19             18            20              20

                     Average Managed Loans & Leases
                          (Dollars in millions)

                                                                 Year-to-                       Year-to-                  %
                                                                Date 2000                      Date 2001                Growth
                                                           -------------------            -------------------    ------------------
         Commercial - Domestic                                   $147,947                       $135,750                   (8.2)%
         Commercial - Foreign                                      28,880                         26,492                   (8.3)
         Commercial Real Estate - Domestic                         25,381                         24,607                   (3.0)
         Commercial Real Estate - Foreign                             304                            348                   14.5
                                                           -------------------            -------------------
           Total Commercial                                       202,512                        187,197                   (7.6)
                                                           -------------------            -------------------
         Residential Mortgage                                      79,440                         84,005                    5.7
         Home Equity Lines                                         19,492                         22,013                   12.9
         Direct/Indirect Consumer (1)                              39,743                         40,051                    0.8
         Consumer Finance (1)                                      16,219                         18,555                   14.4
         Bankcard                                                  20,222                         24,637                   21.8
         Consumer Foreign                                           2,223                          2,222                      -
                                                           -------------------            -------------------
           Total Consumer (1)                                     177,339                        191,483                    8.0
                                                           -------------------            -------------------
             Total Managed Loans & Leases                        $379,851                       $378,680                   (0.3)
                                                           ===================            ===================

         Growth Rate from Prior Year
             by Business Segment:
               Consumer & Commercial Banking                                                           6  %
               Asset Management                                                                        7
               Global Corporate & Investment Banking                                                 (13)

         (1)   In year-to-date 2001 consumer loans grew 9% from year-to-date
               2000, excluding the impact of our run-off portfolios (auto leasing and manufactured housing).

         Loans are classified as domestic or foreign based upon the domicile of the borrower.
         Prior periods are restated for comparison (e.g. acquisitions, divestitures, sales and securitizations).



                             Managed Loans & Leases

                                    [GRAPHIC]




                                                                                     2000                           2001

Commercial and commercial real estate - domestic                                      46%                            42%
Commercial and commercial real estate - foreign                                        8                              7
Residential mortgage                                                                  21                             22
Bankcard                                                                               5                              7
Other consumer, home equity lines and consumer finance                                20                             22

                    Net Charge-offs and Net Charge-off Ratios

                              (Dollars in millions)

                                               4Q00              1Q01            2Q01              3Q01                  4Q01
                                       -----------------  ----------------  ---------------   ----------------    ------------------
                                          Amt.      Ratio    Amt.    Ratio      Amt.   Ratio     Amt.     Ratio      Amt.      Ratio
                                       ---------  ------  ------- --------  ------- -------   -------  -------    --------  --------
  Commercial - domestic (1)              $704     1.90 %   $415     1.17 %   $408    1.18 %    $412     1.26 %       $714     2.33 %
  Commercial - foreign                     34     0.45       34     0.46       57    0.84        57     0.89           60     1.00
  Commercial real estate - domestic         3        -        6        -       12    0.18         4     0.07           17     0.29
                                       ---------         ---------          -------           -------             --------
    Total Commercial                      741     1.44      455     0.92      477    1.00       473     1.05          791     1.86
                                       ---------         ---------          -------           -------             --------
  Residential mortgage                     13     0.05        6     0.03        7    0.03         7     0.04            6     0.03
  Home equity lines                        12     0.24        6     0.11        4    0.07         4     0.07            5     0.10
  Direct/indirect consumer                111     1.10       75     0.76       65    0.65        94     0.94          115     1.20
  Consumer finance (2)                     82     1.27       93     1.45       67    1.00       720    17.47           49     3.65
  Bankcard                                101     3.25      125     3.51      158    4.01       181     4.08          208     4.43
  Other consumer domestic                  14      n/m       11      n/m        8     n/m        11      n/m           18      n/m
  Foreign consumer                          1     0.18        1     0.19        1    0.24         1     0.21            2     0.25
                                       ---------         ---------          -------           -------             --------
    Total Consumer (2)                    334     0.69      317     0.68      310    0.65     1,018     2.27          403     0.97
                                       ---------         ---------          -------           -------             --------
     Total Net Charge-offs (2)         $1,075     1.07     $772     0.81     $787    0.82    $1,491     1.65       $1,194     1.42
                                       =========         =========          =======           =======             ========

Managed bankcard information:

End of period receivables             $23,009           $23,185           $24,871           $25,501               $27,185
Average receivables                    21,461            23,038            24,122            25,310                26,040
Charge-offs                               233               248               297               307                   322
Charge-off ratio                                 4.32%             4.37%             4.94%             4.81%                 4.90%


By Business Segment:

   Consumer & Commercial Banking         $427     0.96 %   $409     0.92 %   $388    0.85 %    $433     0.94 %       $572     1.24 %
   Global Corporate & Investment Banking  505     2.12      244     1.08      252    1.19       285     1.47          494     2.80
   Asset Management                        38     0.62        8     0.14       63    1.03        16     0.26           34     0.55
   Equity Investments                       1     1.14        -        -        -       -         -        -            8     7.75
   Corporate Other (1)                    104     0.40      111     0.49       84    0.38       757     4.11           86     0.59
                                       ---------         ---------          -------           -------             --------
   Total Net Charge-offs               $1,075     1.07     $772     0.81     $787    0.82    $1,491     1.65       $1,194     1.42
                                       =========         =========          =======           =======             ========


Loans are classified as domestic or foreign based upon the domicile of the borrower.

(1)  Fourth quarter 2001 includes $210 million related to Enron.

(2) Third quarter 2001 includes $635 million related to the exit of certain consumer finance businesses. Excluding these net charge-offs, the ratios would be 2.07% for Consumer Finance, 0.85% for Total Consumer, and 0.95% for Total Net Charge-offs.

                                 Net Charge-offs

                                    [GRAPHIC]

                                                                4Q00         1Q01       2Q01       3Q01        4Q01
                                                              ----------   --------   --------   --------    ---------
Total Net Charge-offs, excl. exited cons. fin. businesses     $ 1,075       $ 772      $ 787    $   856       $ 1,194
Net Charge-off Ratio, excl. exited cons. fin. businesses                                           0.95 %
Charge-offs - exited consumer finance business                                                  $   635
Total Net Charge-offs incl. exited cons. fin. businesses      $ 1,075       $ 772      $ 787    $ 1,491       $ 1,194
Net Charge-off Ratio, incl. exited cons. fin. businesses         1.07 %      0.81 %     0.82 %     1.65 %        1.42 %


                                                                      15

                      Net Charge-offs and Net Charge-off Ratios
                                (Dollars in millions)



                                                                                 Year-to-Date 2001
                                                       Year-to-Date 2001       excl. Business Exit (1)         Year-to-Date 2000
                                                       Amt.       Ratio            Amt.       Ratio           Amt.          Ratio
                                                  -----------  ----------      ----------  ----------     -----------    ---------
  Commercial - domestic (2)                           $1,949        1.46 %        $1,949        1.46 %        $1,287         0.87 %
  Commercial - foreign                                   208        0.78             208        0.78              86         0.29
  Commercial real estate - domestic                       39        0.16              39        0.16              13         0.05
  Commercial real estate - foreign                         -           -               -           -              (2)           -
                                                  -----------                  ----------                 -----------
    Total Commercial                                   2,196        1.19           2,196        1.19           1,384         0.68
                                                  -----------                  ----------                 -----------
  Residential mortgage                                    26        0.03              26        0.03              27         0.03
  Home equity lines                                       19        0.09              19        0.09              20         0.10
  Direct/indirect consumer                               349        0.88             349        0.88             324         0.78
  Consumer finance                                       929        5.01             294        1.58             266         1.09
  Bankcard                                               672        4.04             672        4.04             338         3.29
  Other consumer domestic                                 48         n/m              48         n/m              38          n/m
  Foreign consumer                                         5        0.22               5        0.22               3         0.13
                                                  -----------                  ----------                 -----------
    Total Consumer                                     2,048        1.14           1,413        0.78           1,016         0.54
                                                  -----------                  ----------                 -----------
     Total Net Charge-offs                             4,244        1.16           3,609        0.99           2,400         0.61
                                                  ===========                  ==========                 ===========


  Managed bankcard information:

    End of period receivables                        $27,185                     $27,185                     $22,830
    Average receivables                               24,637                      24,637                      20,222
    Charge-offs                                        1,174                       1,174                         944
    Charge-off ratio                                                4.76 %                      4.76 %                       4.66 %

By Business Segment:

   Consumer & Commercial Banking                      $1,802        0.99 %        $1,802        0.99 %        $1,115         0.64 %
   Global Corporate & Investment Banking               1,275        1.58           1,275        1.58             917         0.97
   Asset Management                                      121        0.50             121        0.50              35         0.15
   Equity Investments                                      8        1.73               8        1.73               2         0.39
   Corporate Other                                     1,038        1.33             403        0.52             331         0.33
                                                  -----------                  ----------                 -----------
   Total Net Charge-offs                              $4,244        1.16          $3,609        0.99          $2,400         0.61
                                                  ===========                  ==========                 ===========

Loans are classified as domestic or foreign based upon the domicile of the borrower.

(1) Excludes $635 million related to exit of certain consumer finance businesses in the third quarter of 2001.

(2)   Year-to-date 2001 includes $210 million related to Enron.

                              Nonperforming Assets
                              (Dollars in millions)

                                                                   4Q00           1Q01          2Q01           3Q01          4Q01
                                                                ----------     ---------     ----------     ----------    ---------
  Commercial - domestic                                            $2,777        $3,110         $3,209         $2,705       $3,123
  Commercial - foreign                                                486           529            562            566          461
  Commercial real estate - domestic                                   236           206            201            257          240
  Commercial real estate - foreign                                      3             3              3              2            3
                                                                ----------     ---------     ----------     ----------    ---------
    Total Commercial                                                3,502         3,848          3,975          3,530        3,827
                                                                ----------     ---------     ----------     ----------    ---------
  Residential mortgage                                                551           553            573            491          556
  Home equity lines                                                    32            36             42             61           80
  Direct/Indirect consumer                                             19            19             17             20           27
  Consumer finance                                                  1,095         1,153          1,234              9            9
  Foreign consumer                                                      9            11              8              8            7
                                                                ----------     ---------     ----------     ----------    ---------
    Total Consumer                                                  1,706         1,772          1,874            589          679
                                                                ----------     ---------     ----------     ----------    ---------
  Total Nonperforming Loans                                         5,208         5,620          5,849          4,119        4,506
  Foreclosed properties                                               249           277            346            404          402
                                                                ----------     ---------     ----------     ----------    ---------
      Total Nonperforming Assets(1)                                $5,457        $5,897         $6,195         $4,523       $4,908
                                                                ==========     =========     ==========     ==========    =========

Loans past due 90 days or more and still accruing                    $495          $527           $608           $691         $680
Nonperforming Assets/ Total Assets                                   0.85 %        0.97 %         0.99 %         0.71 %       0.79 %
Nonperforming Assets/ Total Loans, Leases and
 Foreclosed Properties                                               1.39          1.54           1.63           1.33         1.49
Nonperforming Loans/Total Loans and Leases                           1.33          1.47           1.54           1.22         1.37

Allowance for Loan Losses                                          $6,838        $6,900         $6,911         $6,665       $6,875
Allowance / Total Loans                                              1.74 %        1.80 %         1.82 %         1.97 %       2.09 %
Allowance / Total Nonperforming Loans                                 131           123            118            162          153

Nonperforming Assets by Business Segment:
     Consumer & Commercial Banking                                 $1,223        $1,446         $1,723         $1,846       $1,955
     Global Corporate & Investment Banking                          2,376         2,433          2,325          1,806        1,995
     Asset Management                                                 166           235            228            210          221
     Equity Investments                                                20            20             43             58           67
     Corporate Other                                                1,672         1,763          1,876            603          670
                                                                ----------     ---------     ----------     ----------    ---------
     Total Nonperforming Assets (1)                                $5,457        $5,897         $6,195         $4,523       $4,908
                                                                ==========     =========     ==========     ==========    =========

Loans are classified as domestic or foreign based upon the domicile of the borrower.

(1) Balances do not include $1.1 billion, $1.3 billion, $120 million, $144 million and $124 million of loans held for sale, included in other assets at December 31, 2001, September 30, 2001, June 30, 2001, March 31, 2001,
     and December 31, 2000, respectively, which would have been classified as nonperforming had they been included in loans. In the third quarter of 2001, $1.2 billion of nonperforming subprime real estate loans were transferred to loans held for sale as a result of the exit of certain consumer finance businesses.



                                    [GRAPHIC]

                                                         4Q00             1Q01             2Q01             3Q01            4Q01
                                                     ------------     ------------     ------------     ------------    ------------
Total Allowance to Total Loans                           1.74%            1.80%            1.82%            1.97%           2.09%
Total Allowance to Total Nonperforming Loans              131%             123%             118%             162%            153%

                                Capital Management
                              (Dollars in millions)

                                                  4Q00              1Q01              2Q01               3Q01            4Q01
                                             --------------    --------------     -------------    ---------------  --------------
              Tier 1 capital                       $40,667           $40,769           $41,794            $41,517         $41,979
              Total capital                         59,826            63,102            63,967             63,311          64,124
              Net risk-weighted assets             542,169           532,824           529,201            522,291         506,020
              Tier 1 capital ratio                    7.50 %            7.65 %            7.90 %             7.95 %          8.30 %
              Total capital ratio                    11.04             11.84             12.09              12.12           12.67
              Ending equity / ending assets           7.42              8.02              7.88               7.83            7.80
              Ending capital / ending assets          8.19              8.83              8.67               8.61            8.69
              Average equity / average assets         7.03              7.38              7.43               7.66            7.50


Share Repurchase Program
-------------------------------------------------------------------------------
28 million common shares were repurchased during the fourth quarter of 2001 as a part of ongoing share repurchase programs. In total, 228 million common shares have been repurchased since June 1999 - returning $12.8 billion of capital to shareholders.

132 million shares remain outstanding under current authorized programs.




                                Capital Management
                               (Shares in millions)

                                    [GRAPHIC]

                                                     4Q00               1Q01               2Q01              3Q01            4Q01
                                                --------------     --------------     ------------     -------------    -----------
              Shares outstanding at period end          1,614            1,602             1,601             1,582          1,559
              Tier 1 capital ratio                      7.50%            7.65%              7.90%             7.95%         8.30%


                         E-Commerce & BankofAmerica.com

Bank of America has the largest online banking customer base with over 4 million subscribers.

Even more important is being the bank with the largest active subscriber base with a 20% customer penetration rate.

Bank of America uses the strictest Active User standard in the industry - customers must have used our online services within the last 90 days.

Nearly 1 million active bill pay users pay over $4 billion worth of bills quarterly.

Currently, nearly 300 bill payers are presenting nearly 800,000 e-bills per quarter.

--------------------------------------------------------            ---------------------------------------------------------
--------------------------------------------------------            ---------------------------------------------------------

    Active On-line Banking Subscribers                                   Bill payment Volume
       (in thousands)                                                   (Dollars in millions)

   [GRAPHIC]                                                           [GRAPHIC]



                  Bill-pay    On-line Only     Total                                   $ Volume          % Electronic
--------------------------------------------------------            ---------------------------------------------------------
--------------------------------------------------------            ---------------------------------------------------------


         Dec-00           574         1,212       1,786                        4Q00          2,934           73%
         Mar-01           672         1,415       2,087                        1Q01          3,326           73%
         Jun-01           762         1,546       2,308                        2Q01          3,614           73%
         Sep-01           844         1,695       2,539                        3Q01          4,038           74%
         Dec-01           949         1,957       2,906                        4Q01          4,323           74%




--------------------------------------------------------            ---------------------------------------------------------
--------------------------------------------------------            ---------------------------------------------------------

    On-line Banking Active Penetration                                     Bank of America Direct Clients
       of Total DDA Households                                                       at period end

   [GRAPHIC]                                                           [GRAPHIC]                        Companies     Users


                         4Q00           14%
                         1Q01           16%                                    4Q00                          3,764    21,831
                         2Q01           17%                                    1Q01                          4,312    26,679
                         3Q01           18%                                    2Q01                          4,950    32,134
                         4Q01*          20%                                    3Q01                          5,770    38,614
                                                                               4Q01                          6,746    46,062
     * Estimate


--------------------------------------------------------            ---------------------------------------------------------
--------------------------------------------------------            ---------------------------------------------------------


--------------------------------------------------------
--------------------------------------------------------

      % Reduction in Attrition Rates
      On-line vs. Off-line Customers

   [GRAPHIC]

On-line Only Customers                      48%
On-line & Bill-pay Customers                75%
--------------------------------------------------------
--------------------------------------------------------